# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

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| 1. CONTRACT ID CODE: S | PAGE OF PAGES: 1 / 5 | | |
| 2. AMENDMENT/MODIFICATION NO.: P00003 | 3. EFFECTIVE DATE: 04-Sep-2015 | 4. REQUISITION/PURCHASE REQ. NO.: SEE SCHEDULE | 5. PROJECT NO.(If applicable) |
| 6. ISSUED BY CODE W81XWH<br>USA MED RESEARCH ACQ ACTIVITY<br>820 CHANDLER ST<br>FORT DETRICK MD 21702-5014 | | 7. ADMINISTERED BY (If other than item 6) CODE<br>See Item 6 | |

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
ACELRX PHARMACEUTICALS, INC.
351 GALVESTON DR
REDWOOD CITY CA 94063-0000

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO.
W81XWH-15-C-0046

X 10B. DATED (SEE ITEM 13)
11-May-2015

CODE 5ZVQ4 FACILITY CODE

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
**See Schedule**

**13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.**
**IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.**

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☐ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐ D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: tduvall155426
The purpose of this unilateral modification is to execute PR 0010622458-0006 changes as follows:
1) Reapply all funding ($3,490,000.00) to new SubCLIN 000104. Contract modification P00001 was executed to remove the funding from SubCLIN 000103 and fix an accounting issue.
2) Add incremental funding in the amount of $500,000.00 (SubCLIN 000105).
3) Add incremental funding in the amount of $1,164,049.00 (SubCLIN 000106).
4) Update clause 5152.232-9000 incremental funding schedule.
All other terms and conditions remain unchanged. See 'Summary of Changes' for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

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| 15A. NAME AND TITLE OF SIGNER (Type or print) | | 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)<br>BARRY G. SAYER / CONTRACTING OFFICER<br>TEL: (301) 619-2375 EMAIL: barry.g.sayer.civ@mail.mil | |
| 15B. CONTRACTOR/OFFEROR<br>______<br>(Signature of person authorized to sign) | 15C. DATE SIGNED | 16B. UNITED STATES OF AMERICA<br>BY [signature]<br>(Signature of Contracting Officer) | 16C. DATE SIGNED<br>04-Sep-2015 |

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

**SUMMARY OF CHANGES**

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000104 is added as follows:

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 000104 | | | | | $0.00 |

CLIN 0001 Funding
COST
Funding for CLIN 0001 on PR 0010622458-0005 (CLIN 0010).
Amount: $3,490,000.00.
Total funded: $10,983,000.00.
Remainder to be funded: $6,029,744.49.
FOB: Destination
PURCHASE REQUEST NUMBER: 0010622458-0006

| | | |
|---|---|---|
| | ESTIMATED COST | $0.00 |
| ACRN AD | | $3,490,000.00 |
| CIN: GFEBS001062245800010 | | |

SUBCLIN 000105 is added as follows:

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 000105 | | | | | $0.00 |

CLIN 0001 Funding
COST
Funding for CLIN 0001 on PR 0010622458-0005 (CLIN 0011).
Amount: $500,000.00.
Total funded: $11,483,000.00.
Remainder to be funded: $5,529,744.49.
FOB: Destination
PURCHASE REQUEST NUMBER: 0010622458-0006

| | | |
|---|---|---|
| | ESTIMATED COST | $0.00 |
| ACRN AB | | $500,000.00 |
| CIN: GFEBS001062245800011 | | |

SUBCLIN 000106 is added as follows:

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 000106 | | | | | $0.00 |

CLIN 0001 Funding
COST
Funding for CLIN 0001 on PR 0010622458-0005 (CLIN 0012).
Amount: $1,164,049.00.
Total funded: $12,647,049.00.
Remainder to be funded: $4,365,695.49.
FOB: Destination
PURCHASE REQUEST NUMBER: 0010622458-0006

| | | |
|---|---|---|
| | ESTIMATED COST | $0.00 |
| ACRN AE | | $1,164,049.00 |

CIN: GFEBS001062245800012

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000104:

| INSPECT AT | INSPECT BY | ACCEPT AT | ACCEPT BY |
|---|---|---|---|
| N/A | N/A | N/A | Government |

The following Acceptance/Inspection Schedule was added for SUBCLIN 000105:

| INSPECT AT | INSPECT BY | ACCEPT AT | ACCEPT BY |
|---|---|---|---|
| N/A | N/A | N/A | Government |

The following Acceptance/Inspection Schedule was added for SUBCLIN 000106:

| INSPECT AT | INSPECT BY | ACCEPT AT | ACCEPT BY |
|---|---|---|---|
| N/A | N/A | N/A | Government |

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $5,154,049.00 from $7,493,000.00 to $12,647,049.00.

SUBCLIN 000104:
Funding on SUBCLIN 000104 is initiated as follows:

ACRN: AD

CIN: GFEBS001062245800010

Acctng Data: 09720152016013000018N10337374255     R.0014944.5.1     6100.9000021001

Increase: $3,490,000.00

Total: $3,490,000.00

Cost Code: A74FG

SUBCLIN 000105:
Funding on SUBCLIN 000105 is initiated as follows:

ACRN: AB

CIN: GFEBS001062245800011

Acctng Data: 0972014201501300001831044441255 R.0012070.9 6100.9000021001

Increase: $500,000.00

Total: $500,000.00

Cost Code: A7444

SUBCLIN 000106:
Funding on SUBCLIN 000106 is initiated as follows:

ACRN: AE

CIN: GFEBS001062245800012

Acctng Data: 097201420150130000018N10337374255 R.0014944.5.5 6100.9000021001

Increase: $1,164,049.00

Total: $1,164,049.00

Cost Code: A74FG

The following have been modified:

5152.232-9000 INCREMENTAL FUNDING (November 2014)(USAMRAA)
a. It is estimated that the total cost to the Government for the full performance of this contract for the period of **5/11/2015** to **11/10/2016** will be $**17,012,744.49**. There have been funds allotted for reimbursement of allowable costs, and applicable fee incurred in the performance of this contract in the amount of only $**12,647,049.00**. It is estimated that such funded amount shall be sufficient to cover allowable expenses for the period **5/11/2015** to **8/10/2016**. The amount of the funds currently allotted may be increased by the Contracting Officer without further concurrence of the contractor. It is estimated that the remaining funds will be made available in accordance with the following schedule:

| Funding Source | Year | Amount | Timing |
|---|---|---|---|
| ~~DHP core~~ | ~~FY15~~ | ~~$3,490,000.00~~ | ~~Aug-2015~~ |
| ~~DHP JWMRP~~ | ~~FY14~~ | ~~$500,000.00~~ | ~~Sep-2015~~ |
| ~~DHP core~~ | ~~FY14~~ | ~~$1,164,049.00~~ | ~~Sep-2015~~ |
| DHP core | FY16 | $4,365,695.49 | Jun-2016 |

| | | | |
|---|---|---|---|
| **TOTAL** | **N/A** | **$9,519,744.49** | **N/A** |

b. Pending the availability of additional funds, performance by the contractor shall be governed by the contract clause entitled "Limitation of Funds", FAR 52.232-22.
(End Local Clause)

(End of Summary of Changes)